RBC FUNDS TRUST

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

Supplement dated January 29, 2016 to the

Statement of Additional Information (“SAI”) dated July 29, 2015

This Supplement provides additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

The three paragraphs included under the sub-heading entitled “Borrowing” under the heading entitled “Description of Securities and Investment Practices” on page 3 of the SAI is deleted in its entirety. The “Borrowing” sub-heading should also be removed from the Table of Contents.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE